UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2019

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5282 South Commerce Drive, Suite D292, Murray, UT 84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	PCYG	Nasdaq Capital Market

Item 5.07       Submission of Matters to a Vote of Security Holders.

On November 11, 2019, Park City Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

	For	Withheld
Randall K. Fields	8,147,933	25,833
Robert W. Allen	8,136,627	37,139
Ronald C. Hodge	8,151,082	22,684
William S. Kies, Jr.	7,656,005	517,761
Peter J. Larkin	7,559,614	614,152

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Company’s Board of Directors until the Company’s 2020 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No 2 – Advisory Vote to Approve Executive Compensation (Say-on-Pay Proposal)

	For	Against	Abstained
Votes	8,111,581	40,920	21,265
% Voted	99%	0%	0%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement.

Proposal No. 3- Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

	1 Year	2 Years	3 Years	Abstain
Votes	1,612,945	39,422	6,487,652	33,747
% Voted	20%	0%	79%	0%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted, on an advisory basis, in favor of holding a vote every three years with respect to the frequency of a stockholder vote on the compensation paid to the Company's named executive officers.

Proposal No. 4- Ratification of the Appointment of Haynie & Company as the Company’s Independent Auditors for the Fiscal Year Ending June 30, 2020.

For	Against	Abstain
10,842,691	1,784	283

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the appointment of Haynie & Company as the Company’s registered public accounting firm auditors for the fiscal year ending June 30, 2020.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on October 11, 2019, as supplemented October 15, 2019 and October 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

Date: November 12, 2019	By:	/s/ John R. Merrill
John R. Merrill
Chief Financial Officer